UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 21, 2025

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street, Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ONEOK, Inc. 2025 Equity Incentive Plan

At the Annual Meeting of Shareholders (the “Annual Meeting”) of ONEOK, Inc. (the “Company”) held on May 21, 2025 (the “Effective Date”), the Company’s shareholders approved the ONEOK, Inc. 2025 Equity Incentive Plan (the “2025 EIP”), which was approved by the Company’s Board of Directors (the “Board”) on February 19, 2025, subject to shareholder approval. Subject to adjustment as set forth in the 2025 EIP, the aggregate number of shares of common stock, $0.01 par value (the “Common Stock”), authorized for issuance or delivery pursuant to the 2025 EIP will not exceed (i) 16,870,000 shares of Common Stock, plus (ii) 2,278,971 shares of Common Stock, which is the number of shares of Common Stock reserved for issuance under the ONEOK, Inc. 2018 Equity Incentive Plan (the “2018 EIP”) that remained available for awards under the 2018 EIP as of the Effective Date. In addition, any shares of Common Stock that are subject to outstanding awards under the 2018 EIP that, following the Effective Date, expire, or are terminated, surrendered or forfeited for any reason without issuance of such shares, or are settled in cash, will become available for new awards under the 2025 EIP, subject to adjustment as set forth in the 2025 EIP. The 2025 EIP replaces the 2018 EIP, and no additional awards will be granted under the 2018 EIP on or after the Effective Date.

The 2025 EIP, which will be administered by the Executive Compensation Committee of the Board (the “Committee”), provides for grants of awards to non-employee directors, officers, and employees of the Company and its subsidiaries in the form of restricted stock units, restricted stock awards, performance units, performance shares, nonqualified and incentive options, stock appreciation rights, other awards, and director stock awards. Award agreements provided with respect to any award under the 2025 EIP will describe the specific terms of the award, including vesting schedules and applicable performance goals, if any. It is not possible to determine specific amounts and types of awards that may be granted to eligible participants under the 2025 EIP subsequent to the Annual Meeting because the grant and payment of such awards is subject to the discretion of the Committee. The 2025 EIP will terminate on the day immediately before the tenth anniversary of the Effective Date, unless terminated earlier pursuant to its terms.

The foregoing description of the 2025 EIP does not purport to be complete and is qualified in its entirety by reference to the full text of the 2025 EIP, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ONEOK, Inc. 2025 Employee Stock Award Program

At the Annual Meeting, the Company’s shareholders approved the ONEOK, Inc. 2025 Employee Stock Award Program (the “2025 ESAP”), which was previously approved by the Board on February 19, 2025, subject to shareholder approval. The 2025 ESAP is intended to be the successor to the ONEOK, Inc. Employee Stock Award Program, which terminated as of November 7, 2024. The 2025 ESAP is designed to award Eligible Employees (as defined below) one share of Common Stock for no monetary consideration when certain share price benchmarks are attained. Specifically, the 2025 ESAP provides for an initial share issuance when, on or following the Effective Date, the per share closing price of the Common Stock on the New York Stock Exchange (“NYSE”) attains the next whole one dollar increment above the all-time highest closing price of the Common Stock on the NYSE before the Effective Date (the “Base Share Price”). Subsequently, the Company will issue one additional share of Common Stock, for no consideration, to all Eligible Employees when the per share closing price of the Common Stock on the NYSE is for the first time at or above each one dollar increment above the Base Share Price.

The Board may approve awards of additional shares of Common Stock under the 2025 ESAP to Eligible Employees in its sole discretion if the Board determines that the closing price of the Common Stock has attained one or more specified price thresholds at or before the date of the award and the circumstances warrant an issuance of additional shares. If the Board so determines, Eligible Employees will each be awarded, for no monetary consideration, one additional share of the Common Stock based on the attainment of each such price threshold at such time as the Board deems appropriate. “Eligible Employees” under the 2025 ESAP are active, full-time U.S. employees of the Company and its direct and indirect subsidiaries, as well as any full-time U.S. employees of the Company and its direct and indirect subsidiaries who are on short-term disability, as of the applicable Benchmark Date (as defined in the 2025 ESAP) for each issuance of Common Stock under the 2025 ESAP.

In connection with implementation of the 2025 ESAP and in accordance with the terms of the 2025 ESAP, the Board amended the 2025 ESAP on May 21, 2025 to make immaterial operational and administrative changes, including to permit share withholding for taxes for discretionary awards, reflect a change in the stock plan administrator, and allow the Board to restrict eligibility for 2025 ESAP discretionary awards.

The number of shares of Common Stock authorized for issuance pursuant to the 2025 ESAP is 700,000, subject to adjustment as set forth in the 2025 ESAP. The 2025 ESAP will be administered by the Board or the Committee; however, the Board will make all decisions to grant awards under the 2025 ESAP. The 2025 ESAP will terminate on the day immediately before the tenth anniversary of the Effective Date, unless terminated earlier pursuant to its terms.

The foregoing description of the 2025 ESAP does not purport to be complete and is qualified in its entirety by reference to the full text of the 2025 ESAP (as amended), a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted upon the following five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 2, 2025. The final vote results for each proposal were as follows:

PROPOSAL 1:	Election of Directors

The shareholders elected each of the director nominees set forth below to serve on the Board for a one-year term expiring at the Company’s 2026 Annual Meeting of Shareholders:

	Votes For	Votes Against	Abstain	Broker Non-Votes
Brian L. Derksen	440,714,333.450	11,196,605.295	1,128,796.501	94,366,308.000
Julia H. Edwards	432,207,870.888	19,753,926.556	1,077,937.802	94,366,308.000
Lori A. Gobillot	448,433,457.650	3,227,854.056	1,378,423.540	94,366,308.000
Mark W. Helderman	446,964,286.308	4,833,243.210	1,242,205.728	94,366,308.000
Randall J. Larson	425,929,723.049	25,853,333.097	1,256,679.100	94,366,308.000
Pattye L. Moore	433,888,176.604	17,716,827.435	1,434,731.207	94,366,308.000
Pierce H. Norton II	448,257,729.038	3,660,357.376	1,121,648.832	94,366,308.000
Eduardo A. Rodriguez	419,253,079.032	32,330,758.105	1,455,898.109	94,366,308.000
Gerald B. Smith	445,545,951.182	6,013,766.737	1,480,017.327	94,366,308.000
Wayne T. Smith	447,110,722.794	4,711,082.635	1,217,929.817	94,366,308.000

PROPOSAL 2:	Ratify the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Year Ending December 31, 2025

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified by the shareholders, with votes as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
535,486,505.707	10,261,761.405	1,657,776.134	-

PROPOSAL 3:	Approval of the ONEOK, Inc. 2025 Equity Incentive Plan

The shareholders approved the 2025 EIP, with votes as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
427,495,226.639	22,882,101.971	2,662,406.636	94,366,308.000

PROPOSAL 4:	Approval of the ONEOK, Inc. 2025 Employee Stock Award Program

The shareholders approved the 2025 ESAP, with votes as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
437,300,970.670	13,671,479.977	2,067,284.599	94,366,308.000

PROPOSAL 5:	Advisory Vote on Executive Compensation

The shareholders approved a non-binding resolution to approve the 2024 compensation of the Company’s named executive officers, with votes as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
422,790,933.638	27,394,808.292	2,853,993.316	94,366,308.000

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	ONEOK, Inc. 2025 Equity Incentive Plan.
10.2	ONEOK, Inc. 2025 Employee Stock Award Program, as amended.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: May 22, 2025	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

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